HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                           HV-7969 – State of Iowa Retirement Investors Club 403(b)

Supplement dated February 17, 2017 to your Prospectus

SUB-ADVISER CHANGE

JANUS OVERSEAS FUND – CLASS S

On October 3, 2016, Janus Capital Group Inc. (“Janus”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Agreement”) relating to the business combination of Henderson and Janus (the “Merger”).  Pursuant to the Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into Janus, with Janus as the surviving corporation and a direct wholly-owned subsidiary of Henderson.  The Merger is expected to close in the second quarter of 2017, subject to the requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an assignment (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital.  As a result, the consummation of the Merger will cause the advisory agreement to terminate automatically in accordance with its respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board”) approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Merger.  The new investment advisory agreement will have substantially similar terms as the current investment advisory agreement.

The shareholder meeting is expected to be held on or about April 6, 2017.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Effective, upon consummation of the Merger the Fund will be re-named, as follows:

Current Name	New Name

Janus Overseas Fund – Class S	Janus Henderson Overseas Fund – Class S

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.